                                                                     EXHIBIT 4.4

                         REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT is made as of May 22, 1995 among Choice Drug Systems, Inc. (the "Company"), Counsel Corporation ("Counsel") and the investors listed on the signature pages attached hereto (the "Investors").

         WHEREAS, the Company and Counsel entered into that certain Registration Rights Agreement Dated December 16, 1994 (the "1994
Agreement") and;

         WHEREAS, the Company desires jointly to offer to Counsel and the Investors registration rights comparable to those set forth in the 1994 Agreement in connection its May 1995 offering of 1,600,000 shares of common stock (the "Offering"); and

         WHEREAS, Counsel has consented to the granting of such registration rights.

         NOW, THEREFORE, in order to induce Counsel to terminate the 1994 Agreement and to induce the Investors to purchase the shares of Common Stock which are the subject of the Offering, the Company has agreed to provide the registration rights set forth in this Agreement, and the Holders have agreed to accept the same, all subject to the current terms and conditions set forth herein.

         1.    Definitions.

               (a) The term "Registrable Securities" means (i) the Shares of the Company's common stock issued upon exercise of the Warrants held by Counsel pursuant to the 1994 Stock Purchase Agreement or by persons to whom Counsel has transferred any of said shares in a transaction not involving any public offering, (ii) the Stock and shares of the Company's common stock issued upon exercise of the Warrants held by the Investors pursuant to the Offering or by persons to whom Counsel has transferred any of said stock in a transaction not involving any public offering, and (iii) any securities issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

               (b) The term "Holders" means Counsel, the Investors and any of their respective permitted successors and assigns.

               (c) Unless otherwise stated, capitalized terms not otherwise defined herein have the meanings set forth in that certain Stock Purchase Agreement between the Company and Counsel dated December 16, 1994 and the April 28, 1995 Disclosure Statement pertaining to the Offering.

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         2.    Piggyback Registrations.

               (a)   Right to Piggyback.   Beginning September 1, 1995, whenever
the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act") and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (in any event at least 30 days in advance) to all Holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. The number of securities subject to the first such Piggyback Registration cannot exceed the number of securities proposed to be sold.

               (b)   Piggyback Expenses.   The Registration Expenses of the
Holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

               (c)   Priority on Primary Registrations.   If a Piggyback
Registration is, in whole or in part, an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of shares requested to be included by such Holders, and (iii) third, other securities requested to be included in such registration.

               (d)   Priority on Secondary Registration.   If a Piggyback
Registration is an underwritten secondary registration on behalf of Holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such securities on the basis of the number of securities requested to be included by such Holders, (ii) second, other securities requested to be included in such registration, and (iii) third, the securities the Company proposes to sell.

               (e)   Other Registrations.   If the Company has previously filed
a registration statement with respect to Registrable Securities pursuant to this
Section 2 or pursuant to Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be filed or effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except in a Rule 145 transaction, or on Form S-8 thereunder or any successor form), whether on its own behalf or at the request of any





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

Holder or Holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

         3.    Demand Registration.

               (a)   Registration.   At any time after December 16, 1996, the
Holders of not less than one-half of the Registrable Securities previously not registered pursuant to Section 2 may request a maximum of two registrations under the Securities Act of all or part of their Registrable Securities on Form S-1 under the Securities Act or any other permitted registration form ("Demand Registration") for which the Company will pay all Registration Expenses as defined in Section 6 below), in the event that not all Registrable Securities were previously registered pursuant to Piggyback Registration. A registration will not count as a Demand Registration until it has become effective.

               (b)   Priority on Demand Registrations.   Within five days after
receipt of any request for a Demand Registration, the Company will give written notice of such request to all Holders of Registrable Securities previously not registered pursuant to Section 2 and will include in such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. If the managing underwriter of any Demand Registration advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriter can be sold, pro rata among the respective Holders on the basis of their relative shares of Registrable Securities requested to be included. Any persons other than Holders of Registrable Securities who participate in the Demand Registration must pay their share of the Registration Expenses as provided in Section 6.

               (c)   Restrictions on Registrations.   The Company will not be
obligated to effect any Demand Registration within six months after the effective date of a previous registration in which the Holders of Registrable Securities were given piggyback rights pursuant to Section 2 and which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company believes that such Demand Registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the Holders of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration.





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

               (d)   Selection of Underwriters.   The Company will have the
right to decide if a Demand Registration shall be underwritten and to select the investment banker(s) and manager(s) to manage or administer any offering pursuant to a Demand Registration. Notwithstanding the foregoing, the Company's unwillingness or inability to select such banker or manager shall not limit the Company's obligation to proceed with a requested Demand Registration.

               (e)   Other Registration Rights.   Except as provided in this
Agreement, the Company will not grant to any persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities on terms that are superior to the rights granted herein, without the written consent of the Holders of at least two-thirds of the Registrable Securities; provided that the Company will not grant registration rights that are pari passu to the rights granted herein covering in excess of 3,800,000 shares of Common Stock.

               (f) The Registration Expenses of the Holders of Registrable Securities will be paid by the Company in Demand Registration.

         4.    Holdback Agreements.

               (a) Each Holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180 day period beginning on the effective date of any underwritten Piggyback Registration or any underwritten Demand Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

               (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180 day period beginning on the effective date of any underwritten Piggyback Registration or any underwritten Demand Registration (except in a Rule 145 transaction, or as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

         5.    Registration Procedures.   Whenever the Holders of Registrable
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:





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

               (a) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service or process in any such jurisdiction);

               (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;





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

               (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

               (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

               (j) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

         6.    Registration Expenses.

               (a) All expenses incident to the Company's performance under this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions, which are the responsibility of the seller) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

         7.    Indemnification





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

               (a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and employees and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, directors and employees and each person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any such underwriting agreement are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, officers and employees and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein.

               (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).





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

An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         8.    Participation in Underwritten Registrations.    No person may
participate in any registration hereunder which includes an underwritten offering unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         9.    Termination of Prior Registration Rights Agreement.    The
Company and Counsel hereby agree that, effective as of the date hereof, the 1994 Agreement is terminated. Counsel and the Company acknowledge that no registrations were requested or undertaken in connection with the 1994 Agreement prior to its termination hereby.

         10.   Miscellaneous.

               (a)   No Inconsistent Agreements.   The Company will not
hereafter enter into any agreement with respect to its securities which are superior to the rights granted to the Holders of Registrable Securities in this Agreement.

               (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

               (c)   Remedies.   Any person having rights under any provision of
this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

               (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Holders of at least two-thirds of the Registrable Securities.





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               (e)   Successors and Assigns.   All covenants and agreements in
this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent Holder of Registrable Securities, provided that the Company is given written notice at the time of or within a reasonable time after said assignment, stating the name and address of the assignee or Holder and identifying the securities with respect to which such registration rights are being assigned, and provided further, that the assignee or Holder of such rights assumes the obligations of such Holder under this Agreement.

               (f)   Severability.   Whenever possible, each provision of this
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               (g)    Counterparts.   This Agreement may be executed
simultaneously in two or more counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

               (h)   Descriptive Headings.   The descriptive headings of this
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               (i)   Governing Law.   The construction, validity and
interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of Maryland.

               (j)   Notices.   All notices, demands or other communications to
be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to each Holder of Registrable Securities at the address provided by such Holder and to the Company at the address indicated below:

                  Choice Drug Systems, Inc.
                  414 Alfred Avenue
                  Teaneck, New Jersey 07666
                  Attn: Secretary





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or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.





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         IN WITNESS WHEREOF, the parties have executed this Agreement as of
May __, 1995.


CHOICE DRUG SYSTEMS, INC.                              COUNSEL CORPORATION


By:                                                             By:
      ------------------------------------------------                ------------------------------------------

Its                                                             Its
      ------------------------------------------------                ------------------------------------------

                                                                Address:
                                                                          --------------------------------------

                                                                ------------------------------------------------

                                                                ------------------------------------------------



INVESTORS:
- - ----------
COUNSEL CORPORATION



- - ------------------------------------------------------          ------------------------------------------------
Signature                                                       Signature

                                                                  Morris Perlis
- - ------------------------------------------------------          ------------------------------------------------
Name (Type or Print)                                            Name (Type or Print)

Address: Counsel Corporation                                    Address: c/o Counsel Corporation
         Exchange Tower                                                  Exchange Tower
         Suite 1300, P.O. Box 435                                        Suite 1300, P.O. Box 435
         Two First Canadian Place                                        Two First Canadian Place
         Toronto, Ontario  M5X 1E3                                       Toronto, Ontario  M5X 1E3




- - ------------------------------------------------------          ------------------------------------------------
Signature                                                       Signature

  Allan Silber
- - ------------------------------------------------------          ------------------------------------------------
Name (Type or Print)                                            Name (Type or Print)

Address: c/o Counsel Corporation                                Address:
         Exchange Tower                                                  ---------------------------------------
         Suite 1300, P.O. Box 435
         Two First Canadian Place                               ------------------------------------------------
         Toronto, Ontario  M5X 1E3







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